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                                                                   EXHIBIT 10.18
                                WARRANT AGREEMENT


       This WARRANT AGREEMENT, dated as of July 30, 1999 (this "Agreement"), is made and entered into by and between NET2000 COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and NORTEL NETWORKS INC., a Delaware corporation ("Purchaser").

                                    RECITALS

       WHEREAS, the Company has authorized the issuance of the Warrants which are exercisable, pursuant to the terms and conditions hereof, for common stock of the Company during the Exercise Period, and

       WHEREAS, Purchaser now desires to subscribe for, and the Company now desires to issue to Purchaser, upon the terms and conditions set forth herein, the Warrants substantially in the form of Exhibit A hereto.

       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  Definitions.

       Capitalized terms used herein shall have the following meanings:

       "Affiliate" shall mean, with respect to any Person, any other Person that directly or indirectly controls, or is under common control with, or is controlled by such Person. As used in this definition, "control" (including, with its correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of power to direct or cause the direction of the management and policies of such Person (whether through ownership of securities or partnership or other ownership interests, contract or otherwise), provided that, in any event, any Person which owns, directly or indirectly, more than 10% of the securities having ordinary voting power for the election of directors or other governing body of a corporation or more than 10% of the partnership or their ownership interest of any Person (other than a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the forgoing, none of Purchaser, any Lender or any of their respective Affiliates shall be deemed an Affiliate of the Company.

       "Balance Sheet" has the meaning assigned to such term in Section 7(f).

       "Bankruptcy and Equity" has the meaning assigned to such term in Section 7(c).

       "Board of Directors" means, as to any Person, the Board of Directors of such Person or any duly authorized committee thereof.


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       "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks are required by law or authorized to close in New York City.

       "Code" means the Internal Revenue Code of 1986, as amended.

       "Commission" or "SEC" shall mean the Securities and Exchange Commission.

       "Common Stock" means (i) the class of shares designated as the Common Stock of the Company as of the date of this Agreement, (ii) all shares of any class or classes (however designated) of the Company, now or hereafter authorized, the holders of which have the right, without limitation as to amount, either to all or to a part of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which are ordinarily entitled to vote generally in the election of directors of the Company, or (iii) any other class of shares resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

       "Company" has the meaning assigned to it in the preamble.

       "Conversion Price" shall have the meaning assigned to such term in
Section 12.1(b).

       "Convertible Securities" shall have the meaning assigned to such term in
Section 12.1(a).

       "Current Market Price" shall mean, as to any security, such security's closing sales price on the principal nationally recognized domestic securities exchange (including the Nasdaq Stock Market - National Market tier) on which such security may, at the time, be listed, or if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all exchanges on which such security may, at the time, be listed, at the end of such day, or if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ Inter-Dealer Quotation System (the "NASDAQ System") as of the close of trading in New York, New York on such day, or if on any day such security is not quoted in the NASDAQ System, the average of the high and low bid and asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, as reported on the date of the applicable issuance or sale or deemed issuance or sale, as the case may be, provided that if such date is not a Trading Day, as reported on the Trading Day immediately preceding such date.

       "Demand Registration" shall have the meaning set forth in Section 5.1.

       "Effective Time," shall mean, in the case of any Registration Statement, the time and date as of which the Commission declares the Registration Statement effective or as of which the Registration Statement otherwise becomes effective.

       "Environmental Laws" has the meaning assigned to such term in Section 7.

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       "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended from time to time.

       "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Company or any Guarantor, is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

       "ERISA Event" means (a) any "reportable event", as defined Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan; (b) the adoption of any amendment to a Plan that would require the provisions of security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA; (c) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (d) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the incurrence of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Company, any Guarantor or any of their ERISA Affiliates from any Plan or Multiemployer Plan; (f) the receipt by the Company, any Guarantor or any of their ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (g) the receipt by the Company, any Guarantor or any of their ERISA Affiliates of any notice concerning the imposition of liability as a consequence of a withdrawal (within the meaning of Part I of Subtitle E or Title IV of ERISA) or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (h) the occurrence of a "prohibited transaction" with respect to which the Company, any Guarantor or any of their subsidiaries is a "disqualified person" (within the meaning of Section 4975 of the Code) or with respect to which the Company, any Guarantor or any such Subsidiary could otherwise be liable; and (i) any other event or condition with respect to a Plan or Multiemployer Plan that could reasonably be expected to result in liability of the Company or any Guarantor.

       "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

       "Exempt Transfer" shall mean any transfer of the Warrants or Warrant Shares exempt form registration under the Securities Act.

       "Exercise Period" shall mean the period beginning on the date hereof to and including the Expiration Date.

       "Existing Stockholders" shall mean any of Bruce W. Bedarski, Peter B. Callowhill, Corlyn A. Marsan, Clayton A. Thomas, Jr. and Mark Mendes.

       "Expiration Date" shall mean July 30, 2009.

       "Financial Statements" has the meaning assigned to such term in Section
7.

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       "Fully Diluted Common Equity" means, at any time, the then outstanding
Common Stock plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all rights, warrants, options, convertible securities or exchangeable securities or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock or securities exercisable for or convertible or exchangeable into Common Stock then outstanding.

       "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountant.

       "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including, without limitation, the Commission and any self-regulatory organizations) and any court, tribunal or arbitrator having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets.

       "Holder" shall mean Purchaser and each other Person who acquires Warrants or Warrant Shares from time to time (including any successors or assigns), in each case for so long as such Person owns any Warrants or Warrant Shares.

       "Intellectual Property Rights" has the meaning assigned to such term in
Section 7.

       "IPO" means an underwritten primary initial public offering of Common Stock of the Company in the United States of at least $25 million pursuant to an effective registration statement filed under the Securities Act.

       "Material Adverse Effect" means a material adverse effect on, and "Material Adverse Change" means a materially adverse change, in: (i) the properties business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and its Subsidiaries taken as a whole; (ii) the ability of the Company or any Subsidiary to perform their respective obligations under the Warrants or this Agreement; (iii) the validity or enforceability of the Warrants or this Agreement; and (iv) the ability of Purchaser to enforce its rights and remedies under the Warrants or this Agreement.

       "NASD" means the National Association of Securities Dealers, Inc.

       "Notice and Questionnaire" shall mean a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit D hereto.

       "Notices" has the meaning assigned to such term in Section 19.



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       "Option Price" shall have the meaning assigned to such term in Section
12.1(a).

       "Options" shall have the meaning assigned to such term in Section
12.1(a).

       "Participating Holders" shall have the meaning assigned to such term in
Section 5.1(c).

       "Person" means any corporation, association, partnership, joint venture, limited liability company, joint-stock company, trust, organization, business, individual or Governmental Authority.

       "Piggy-Back Registration" shall have the meaning set forth in Section
6.2.

       "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 307 of ERISA, and in respect of which the Company, the Guarantor or any of their ERISA Affiliates is (or, if such plan were terminated, would under Section 4069 or ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

       "Proposed Purchaser" has the meaning assigned to such term in Section
5.1.

       "Proposed Tag-Along Transfer" has the meaning assigned to such term in
Section 5.1.

       "Prospectus" shall mean the prospectus included in any registration statement filed with the Commission pursuant to the terms hereof as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by any such registration statement and all other amendments and supplements to the prospectus, including post-effective amendments and all other material incorporated by reference in such prospectus.

       "Purchase Form" means the Purchase Form substantially in the form of Exhibit B.

       "Records" shall have the meaning set forth in Section 6.4(h).

       "Registrable Securities" shall mean the Warrants and the Warrant Shares; provided, however, that Warrants and Warrant Shares shall cease to be Registrable Securities when (i) one or more registration statements covering such Warrants or Warrant Shares has become effective under the Securities Act and such Warrants or Warrant Shares have been disposed of pursuant to such effective registration statement; (ii) such Warrants or Warrant Shares have been sold pursuant to Rule 144 under circumstances in which any legend borne by such Warrants or Warrant Shares relating to restrictions on transferability under the Securities Act or otherwise is removed by the Company; (iii) such Warrants or Warrant Shares are eligible to be sold pursuant to paragraph (k) of Rule 144; or
(iv) such Warrants or Warrant Shares are no longer outstanding.

       "Registration Expenses" shall have the meaning set forth in Section 6.5.



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       "Required Holders" means the Holder or Holders who hold, in the aggregate, Warrants exercisable for a majority of the Warrant Shares issuable upon exercise of the outstanding Warrants.

       "Rule 144", "Rule 144A", "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

       "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

       "Shelf Registration" shall mean a registration statement filed on any appropriate form with the SEC providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, Registrable Securities, pursuant to Rule 415 or any similar rule and any amendment or supplement to any then-effective shelf registration.

       "Suspension Period" shall have the meaning set forth in Section 6.1(b)(iii).

       "Tag-Along Notice" has the meaning assigned to such term in Section 5.1.

       "Tag-Along Right" has the meaning assigned to such term in Section 5.1.

       "Trading Day" has the meaning assigned to such term in Section 5.2.

       "Transaction" shall have the meaning assigned to such term in Section 12.1(f).

       "Underwritten Offering" means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

       "Warrant" has the meaning assigned to such term in Section 2.1.

       "Warrant Agent" has the meaning assigned to such term in Section 2.3.

       "Warrant Certificate" has the meaning assigned to such term in Section
2.2.

       "Warrant Price" has the meaning assigned to such term in Section 2.1.

       "Warrant Register" has the meaning assigned to such term in Section 3.1.

       "Warrant Shares" means the Common Stock of the Company for which the Warrants are exercisable.



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Section 2. Issuance of Warrants; Form of Warrants.

       2.1 Issuance of Warrants. Concurrently with the execution of this Agreement, the Company will issue and deliver to Purchaser warrants (the "Warrants") to purchase 895,944 shares of common stock, par value $.01 per share, of the Company (which represents on the date hereof four percent (4%) of the Fully Diluted Common Equity of the Company) at an exercise price of $.01 per share (the "Warrant Price"). The shares of Common Stock purchasable upon exercise of the Warrants are hereinafter referred to as the "Warrant Shares." The number and kind of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment pursuant to the provisions of Section 11.

       2.2 Form of Warrants. Each Warrant, including without limitation any Warrants that may be issued upon partial exercise, replacement, or transfer of Warrants, will be evidenced by, and subject to the terms of a Warrant certificate (including the Exercise Notice attached thereto, a "Warrant Certificate") in substantially the form of Exhibit A, in each case executed on behalf of the Company by manual or facsimile signature of the Chairman of the Board, President, or any Vice President of the Company, and attested by the Secretary or any Assistant Secretary of the Company.

       2.3 Appointment of Warrant Agent. At the request of Purchaser in connection with the resale of any Warrants or Warrant Shares to any Person other than an Affiliate of Purchaser, the Company shall promptly (but in any event within five (5) Business Days) duly appoint a Person who is not an Affiliate of the Company to serve as the registrar and warrant agent (the "Warrant Agent"). Until such time, the Company may serve as Warrant Agent.

Section 3. Registration, Transfer, and Exchange of Warrants.

       3.1 Registration. All Warrant Certificates will be numbered and will be registered in a register maintained by the Company (the "Warrant Register") as they are issued. All Warrants will initially be registered in the name of Purchaser or any of its nominees.

       3.2 Transfer. The Warrants will be transferable only on the Warrant Register, in whole or in part, upon surrender to the Company of the Warrant Certificate or Warrant Certificates evidencing the Warrants, duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer, which endorsement will be guaranteed by a bank or trust company or a broker or dealer that is a member of the NASD. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, must be deposited and remain with the Company. In case of transfer by executors, administrators, guardians, or other legal representatives, duly authenticated evidence of their authority must be produced and, upon the request of the Company, must be deposited and remain with the Company. Upon any registration of transfer, the Company will execute and deliver a new Warrant Certificate or Warrant Certificates to the persons entitled thereto. No service charge will be assessed in connection with any such transfer, and the Warrant Certificates surrendered for transfer will be canceled by the Company.



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       3.3 Exchange of Warrant Certificates. Each Warrant Certificate may be
exchanged, at the option of Purchaser or any subsequent holder, and upon surrender of such Warrant Certificate to the Company, for another Warrant Certificate, or other Warrant Certificates of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares. Any Holder desiring to exchange a Warrant Certificate or Warrant Certificates must make such request in a writing delivered to the Company, and must surrender the Warrant Certificate or Warrant Certificates to be so exchanged, duly endorsed in accordance with the requirements set forth in
Section 3.2. Thereupon, the Company will execute and deliver to the Holder a new Warrant Certificate or Warrant Certificates, as the case may be, as so requested. The Warrant Certificates surrendered for exchange will be canceled by the Company.

       3.4 Payment of Taxes. All shares of Common Stock issuable upon the exercise of the Warrants pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the initial issuance of the Warrants and the delivery thereof and the initial issuance of the Warrant Shares upon the exercise of Warrants, unless such tax or charge is imposed by law upon the Holder, in which case such taxes or charges shall be paid by the Holder. The Company will not be required to pay any tax or taxes which may be payable in respect of any transfer of any Warrants or deliver any Warrant Certificates unless or until the person or persons requesting the issuance thereof has paid to the Company the amount of such tax or has established to the satisfaction of the Company that such tax has been paid.

       3.5 Payment of Expenses. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under Sections 3.2 and 3.3.

Section 4. Exercise of Warrants; Cancellations of Warrants.

       The Warrants may be exercised in whole or in part, at any time or from time to time, during the Exercise Period, by presentation and surrender hereof to the Company at its principal office at the address set forth on the signature page hereof (or at such other address as the Company may after the date hereof notify the Holder in writing), or at the office of its transfer agent or warrant agent, if any, with the Purchase Form, annexed hereto as Exhibit B, duly executed.

       Upon receipt by the Company of the Warrants to be exercised and such Purchase Form, the Holder shall be deemed to be the holder of record of the number of Warrant Shares specified in such Purchase Form, notwithstanding, that the transfer books of the Company shall then be closed or the certificates (if any) representing the Warrant Shares shall not then be actually delivered to Holder. The Company shall pay any and all documentary stamp or similar issue taxes payable in respect of the issuance of the Warrant Shares (other than any such taxes in connection with a transfer of warrants to another Holder). If any Warrant should be exercised in part only, the Company shall, upon surrender of such Warrant, execute and deliver a new



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Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares issuable hereunder.

Section 5. Tag-Along Rights

       5.1 Transfers by Existing Stockholders of the Company.

           (a) In the event of any proposed transfer ( a "Proposed Tag-Along Transfer") of any Common Stock or securities convertible into or exchangeable for Common Stock (collectively, the "Subject Shares") by any Existing Stockholders in a single transaction or a series of related transactions involving Subject Shares aggregating at least 10% of the Fully Diluted Common Equity of the Company to a Person (the "Proposed Purchaser"), other than pursuant to an Exempt Transfer, each Holder of the Warrants, shall have the irremovable and exclusive right, but not the obligation (the "Tag-Along Right"), to require the purchase from each of them up to such number of Warrants and/or Warrant Shares as determined in accordance with Section 5.3 below.

           (b) Any Warrants or Warrant Shares purchased from a Holder pursuant to this Section 5.1 shall be paid for at the same price per share and upon the same terms and conditions as apply to the Proposed Tag-Along Transfer by such Existing Stockholders, provided that the price payable by the Proposed Purchaser shall equal the price proposed to be paid per share for which such Warrant is exercisable, less the Warrant Price of such Warrant;

           (c) The Company or an Existing Stockholder shall give written notice of at least 30 days prior to the date of the Proposed Tag-Along Transfer to each Holder stating (i) the name and address of the Proposed Purchaser, (ii) the proposed amount of consideration and terms and conditions of payment offered by such Proposed Purchaser (if the proposed consideration is not cash, the notice shall describe the terms of the proposed consideration), (iii) the number of Subject Shares proposed to be transferred and (iv) that either the Proposed Purchaser has been informed of the Tag-Along Right and has agreed to purchase Warrants and Warrant Shares in accordance with the terms hereof or that the Existing Stockholders will make such purchase. The Tag-Along Right may be exercised by any and all Holders by giving written notice to the Company and the Proposed Purchaser (the "Tag-Along Notice"), within 20 Business Days of receipt of the notice specified an the preceding sentence (such 20 day period being referred to herein as the "Tag-Along Period"), indicating its election to exercise the Tag-Along Right (the "Participating Holders"). The Tag-Along Notice shall state the amount of Warrants and/or Warrant Shares that such selling Holder proposes to include in the Proposed Tag-Along Transfer. Failure by any non-selling Holder to give such notice within the Tag-Along Period shall be deemed an election by such Holder not to sell its Warrants and/or Warrant Shares in connection with that Proposed Tag-Along Transfer. The closing with respect to any sale to a Proposed Purchaser pursuant to this Section 5.1 shall be held at the time and place specified in the Tag-Along Notice, but in any event within 90 days of the end of the Tag-Along Period. Consummation of the sale of Subject Shares by an Existing Stockholder to a Proposed Purchaser shall be conditioned upon the consummation of the sale by each participating Holder to such Proposed Purchaser of the Warrants and Warrant Shares subject to the Tag-Along Right.


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       5.2 Purchase Obligation of Existing Stockholders.

           In the event that the Proposed Purchaser does not purchase such Warrants and/or Warrant Shares from the Participating Holders on the same terms and conditions as purchased from the Existing Stockholders, then the Existing Stockholders making such transfer shall purchase the Warrants and/or Warrant Shares from Participating Holders if the transfer occurs on such terms and conditions.

       5.3 Determination of Transferred Interests.

           The number of Warrants and/or Warrant Shares purchased from each Participating Holder shall be determined by multiplying the aggregate amount of Subject Shares proposed to be sold by the Existing Stockholder to the Proposed Purchaser by a fraction, the numerator of which is the total number of shares of Common Stock (including the number of Warrant Shares issuable upon exercise of the Warrants) owned by such Participating Holder and the denominator of which is the Fully Diluted Common Equity of the Company.

       5.4 Cost of Transfer.

           The Existing Stockholders who are parties to a sale to a Proposed Purchaser shall arrange for payment directly by the Proposed Purchaser to each Participating Holder, upon delivery of the certificate or certificated representing the Warrants and/or the Warrant Shares to be sold, duly endorsed for transfer, together with such other documents as the Proposed Purchaser may reasonably request. The reasonable costs and expenses incurred by the Existing Stockholders and Participating Holders in connection with the sale of the Shares and Warrants subject to this Section 5 shall be allocated pro rata based upon the proceeds from the securities sold by each Existing Stockholder and Participating Holder to a Proposed Purchaser.

       5.5 Expiration of the Tag-Along Right.

           If at the end of 90 days following the end of the Tag-Along Period, or as otherwise extended pursuant to the provisions of Section 5.1, the sale of Subject Shares by the Existing Stockholders and the sale of the Warrants or Warrant Shares by the Participating Holders have not been completed in accordance with the terms of the Proposed Purchaser's offer, all certificates representing such Subject Shares, Warrants and Warrant Shares shall be returned to the Participating Holders, and all the restrictions on sale, transfer, or assignment contained in this Agreement shall again be in effect.

       5.6 Termination.

           Tag-Along Rights shall terminate upon the effectiveness of any registration statement filed with the SEC with respect to an initial public offering or subsequent public offering of Common Stock if, after giving effect to such offering, at least 25% of the Fully Diluted Common Stock would be held by non-Affiliates of the Company and without restriction on transfer under the Securities Act.



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Section 6. Demand Registration Rights

       6.1 Demand Registrations

           (a) Demand Procedures. Purchaser, any Holder which is an Affiliate of Purchaser or the Required Holders may make a written request to the Company for registration of Registrable Securities under the Securities Act with the Commission for a public offering of Registrable Securities (a "Demand Registration"); provided, however, that the Holders shall have the right to only two Demand Registrations of all or any part of their Registrable Securities. Whenever the Company shall receive a request for a Demand Registration, the Company will promptly give written notice of such registration to all Holders, use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after such notice is given; provided, however, that the Company will not be required to take any action pursuant to this Section 6.1:

               (i)   if the Company has effected a registration pursuant to
Section 6.1 or 6.2 within the 180-day period preceding such request which permitted Holders of Registrable Securities to register Registrable Securities;

               (ii) if the Company shall at the time have effective a Shelf Registration pursuant to which the Holder or Holders that requested registration could effect the disposition of such Holder's or Holders' Registrable Securities in the manner requested; or

               (iii) during the pendency of any Suspension Period permitted under Section 6.1(c);

and provided further that the Company will be permitted to satisfy its obligations under this Section 6.1 by amending (to the extent permitted by applicable law) any registration statement previously filed by the Company under the Securities Act so that such registration statement (as amended) will permit the disposition in accordance with the intended methods of disposition as specified as aforesaid) of all of the Registrable Securities for which a demand for registration has been made under this Section 6.1. If the Company so amends a previously filed registration statement, it will be deemed to have effected a registration for purposes of this Section 6.1. All requests made pursuant to this Section 6.1(a) will specify the number of shares of Registrable Securities to be registered and will also specify the intended methods of disposition thereof.

           (b) Effective Registration. A registration initiated as a Demand Registration shall not be deemed a Demand Registration until such registration has become effective and (except in the case of a Shelf Registration) has been maintained effective by the Company until the earlier of (i) 180 days and (ii) the date on which all Registrable Securities included in such registration have actually been sold; provided, however, that a registration that does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed by the Holders shall be deemed to have been effected by the



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Company unless the Holders shall have elected (without any obligation) to pay, and in fact pay (within 30 days after the Company receives notice of such refusal to proceed of the Holders), all reasonable Registration Expenses in connection with such registration.

           (c) Suspension of Obligation. The Company may postpone, for a period not to exceed 90 days (each a "Suspension Period"), filing, supplementing or amending the Registration Statement (each a "Demand Registration Statement") required to be filed under this Section 6.1 or suspend the effectiveness of any Registration Statement filed pursuant to this Section 6.1 (or, without suspending such effectiveness, instruct the Holders that no offers or sales of Registrable Securities include din such Registration Statement may be made (and the Holders shall forthwith discontinue disposition of any such Registrable Securities) if (i) the Company is a party to a transaction involving the purchase, sale, conversion or issuances of securities of the Company which would be prohibited pursuant to Regulation M under the Exchange Act during a distribution of the Registrable Securities to be registered under such registration statement; or (ii) the Company is in possession of material non-public information related to a proposed financing, recapitalization, acquisition, business combination or other material transaction and the Board of Directors of the Company determines (in good faith in a written resolution) that disclosure of such information would have a material adverse effect on the business or operations of the Company and its subsidiaries and disclosure of such information is not otherwise required by law and the Company delivers notice (which shall include a copy of the resolution of the Board of Directors with respect to such determination) to the requesting Holders and any placement agent or underwriting as contemplated by Section 6.4(f) of the delay, the reasons therefor, the proposed length thereof; provided, however, that the Company may deliver only two such notices within any twelve-month period. Promptly upon the earlier of (w) the time when the purchase, sale, conversion or issuances of securities of the Company would no longer be prohibited pursuant to Regulation M, (x) public disclosure of such material non-public information, (y) the date on which such non-public information is no longer material and (z) 90 days after the date notice is given by the Company pursuant to this Section 6.1(c), the Company shall file, supplement or amend the Demand Registration Statement as required by the immediately preceding sentence and, in the case of the suspension of effectiveness or resales of Registrable Securities give notice to the Holders of Registrable Securities included therein that offers and sales under the Demand Registration Statement may be resumed. The Company shall give prompt written notice to the Holders of the termination of any Suspension Period.

           (d) No Right of Company or Other Person to Piggyback on Demand Registrations. If any Person owning any securities of the Company (other than any Holder) registers securities of the Company in a Demand Registration (in accordance with the provisions of this Section 6.1(d)), such Person shall pay the fees and expenses of counsel to such Person and its pro rata share of the Registration Expenses if the Registration Expenses for such registration are not paid by the Company for any reason. The Company covenants that it shall not grant any registration rights to any Person which rights would, in the reasonable judgment of the Required Holders, conflict or be inconsistent with the provisions of this Section 6.1(d), and in the event of such a conflict or inconsistency, the terms of this Section 6.1(d) shall prevail.

           (e) Selection of Underwriters and Counsel, Etc. The Company shall not be required to provide an Underwritten Offering of the Registrable Securities. If the Required Holders so elect and the Company agrees to participate in its sole discretion, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering. If a Demand Registration involves an Underwritten Offering, (i) the Required Holders shall have the right to select the investment banker or bankers and manager or managers to administer the offering (provided that such investment bankers and managers must be reasonably satisfactory to the Company), and (ii) the Required Holders shall have the right to select one counsel to represent the Holders reasonably acceptable to the Company.

       6.2 Piggy-Back Registration. If, at any time or from time to time while any Registrable Securities are outstanding, the Company proposes to register any of its securities (whether for its own or others' account) under the Securities Act (other than by a registration statement on Form S-8 or Form S-4 or other form that does not include substantially the same information as would be required in a form for the general registration of securities or that would not be available for registration of Registrable Securities), the Company shall promptly give written notice to the Holders of the Company's intention to effect such registration. If, within 15 days after receipt of such notice, any Holder submits a written request to the Company specifying the Registrable Securities such Holder proposes to sell or otherwise dispose of (a "Piggy-Back Registration"), the Company shall, subject to Section 6.3 below, include the number of shares of Registrable Securities specified in such Holder's request in such registration statement and the Company shall use its reasonable best efforts to keep each such registration statement in effect and to maintain compliance with Federal and state securities and Blue Sky laws and regulations for the period necessary for such Holder to effect the proposed sale or other disposition. Any Holder participating in an Underwritten Offering pursuant to this Section 6.2 shall, if required by the managing underwriter or underwriters of such offering, enter into an underwriting agreement in a form customary for underwritten offerings of the same general type as such offering.

       Unless a Holder, or a person acting on behalf of a Holder, has commenced a distribution thereunder, nothing in this Section 6.2 will create any liability on the part of the Company to the Holders of Registrable Securities if the Company for any reason should decide not to file a registration statement proposed to be filed under the preceding paragraph or to withdraw such registration statement subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

       6.3 Reduction of Offering. Notwithstanding anything contained herein, if the managing underwriter or underwriters of an offering described in Section 6.1 or 6.2 hereof delivers a written opinion to the Holders that the size of the offering that the Holders, the Company or any other Person intends to make or the kind or combination of securities that the Holders, the Company and any other Persons intend to include in such offering are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then the amount of any securities proposed to be offered shall be reduced or excluded for the offering as follows:

           (i) in the case of a Demand Registration, (x) all securities proposed to be included in such offering by Persons other than the Holders shall be reduced or excluded from such offering on a pro rata basis (or on another basis agreed to by such other Persons) before any Registrable Securities of the Holders are reduced or excluded from such offering, and (y) in the event that any Registrable Securities of the Holders are required to be reduced or excluded from such offering (which will only be required after all securities of Persons other than the Holders have been excluded entirely as provided in immediately preceding clause (x)), then the number of Registrable Securities of the Holders shall be reduced or excluded from such offering on a pro rata basis.

           (ii) in the case of a Piggy-Back Registration initiated by a Person other than the Company, all securities (including Registrable Securities) to be included in such offering by the Company, the Holders and the holders of similar "piggy-back" registration rights shall be reduced or excluded from such offering on a pro rata basis before any securities of the Persons initiating the Piggy-Back Registration are reduced or excluded; and

           (iii) in the case of a Piggy-Back Registration initiated by the Company, all securities (including Registrable Securities) to be included in such offering by the Holders, and any other holders of similar "piggy-back" registration rights shall be reduced or excluded from such offering on a pro rata basis before any securities of the Company are reduced or excluded.

       6.4 Registration Procedures. If the Company files a Registration Statement pursuant to Section 6.1 or 6.2, the Company shall:

           (a) (A) prepare and file with the Commission, (as soon as practicable, but in any case within the time periods prescribed by Section 6.1 or 6.2, as applicable, a registration statement (including all exhibits and financial statements required by the Commission to be filed therewith) on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and (B) use its best efforts to cause such registration statement to become effect as soon as practicable after filing, but in any event within the time periods specified in Section 6.1 or 6.2, as applicable; prepare and file with the Commission such amendments, post-effective amendments and supplements to such registration statement as may be required by the Required Holders or as may be necessary to keep the registration statement effective for the period specified in Section 6.1 or 6.2, as applicable (or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn), or, if such registration statement relates to an Underwritten Offering, or such longer period as in the opinion of counsel for the underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such registration statement or supplement to the Prospectus; provided that if the Holders specify that such registration shall be a Shelf Registration and the Company is eligible to use a Registration Statement on Form S-3, the Company shall use its best effort to effect such Shelf Registration and to keep such Shelf Registration effective for a period of not less than two years (or such shorter period which will terminate when all Registrable Shares covered by such Shelf Registration have been sold or may be resold reasonable without registration under the Securities Act pursuant to Rule 144(k) or the equivalent thereunder);

           (b) not less than 30 calendar days prior to the Effective Time of the registration statement, mail the Notice and Questionnaire to the Holders of Registrable Securities; no Holder shall be entitled to be named as a selling securityholder in the registration statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, Holders of Registrable Securities shall have at least 30 days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company;

           (c) prior to filing a registration statement or Prospectus or any amendment or supplement thereto, furnish to the Holders of Registrable Securities and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter furnish to the Holders requesting registration of Registrable Securities and the underwriters, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such registration statement (including preliminary Prospectus) and such other documents as such Holders or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders prior to its filing or being used;

           (d) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the intended methods of disposition provided for therein;

           (e) provide each Holder and the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a) (11) of the Securities Act), if any, thereof, the sales or placement agent, if any, therefor, and one counsel (and any local counsel) for such underwriters, the opportunity to participate in the preparation of such registration statement, each Prospectus included therein or filed with the Commission and each amendment or supplement thereto;

           (f) promptly notify the selling Holders of Registrable Securities and the underwriters, if any, and (if requested) confirm such advice in writing, as soon as practicable after notice thereof is received by the Company (i) when the registration statement or the Prospectus included therein or any amendment or supplement thereto has been filed or becomes effective, and to furnish such selling Holders and underwriters with executed copies thereof and of any documents incorporated by reference therein, (ii) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any State with respect thereto or of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the registration statement or the Prospectus or for additional information, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) if at any time the representations and warranties of the Company contemplated by Section 7 cease to be true and correct in all material respects and (v) if at any time when a Prospectus is required to be delivered under the Securities Act, that such registration statement, Prospectus, amendment or supplement does not conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances the existing;

           (g) after the filing of the registration statement, promptly notify the Holders of any stop order issued or threatened by the Commission suspending the effectiveness of the registration statement or any order preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purpose, and use its best efforts to prevent the entry of such stop order or to remove it if entered;

           (h) in the event that the Company would be required to provide notice pursuant to Section 6.4(f) or (g) to the Holders, without unreasonable delay, prepare and furnish to each Holder a reasonable number of copies of a Prospectus supplemented or amended so that, as thereafter delivered to purchasers of Securities covered by such Prospectus, such Prospectus shall confirm in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

           (i) use its best efforts to (i) register or qualify the Registrable Securities to be included in the registration statement under such other securities or blue sky laws of such jurisdictions in the United States as the Required Holders or the underwriters, if any, request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the registration statement is required to remain effective under Section 6.1 or 6.2, as applicable, and for so long as may be necessary to enable the Holders of Registrable Securities included in such registration statement or, if an Underwritten Offering, the underwriters, to complete their distribution of Registrable Securities pursuant to the registration statement and (iii) take any and all other actions as may be reasonably necessary or advisable to enable the Holders to consummate the disposition of the Registrable Securities; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (i), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any jurisdiction;

           (j) if requested by the managing underwriter or underwriters or a Holder of Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the Required Holders agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten (or best efforts underwritten) Offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

           (k) make available for inspection by the Holders of Registrable Securities any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by Holders or such underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause appropriate officers, directors and employees of the Company to make available all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Holder agrees that information obtained by it as a result of such inspections shall be deemed confidential and, upon the reasonable request of the Company, shall execute a confidentiality agreement with the Company in form and substance reasonably satisfactory to the Company and the Holder, and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such is made generally available to the public;

           (l) furnish to each selling Holder of Registrable Securities and the underwriters, if any, without charge, one executed copy and as many conformed copies as they may reasonably request, of the registration statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

           (m) deliver to each selling Holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request (it being understood that the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto) and such other documents as such selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder;

           (n) cooperate with the selling Holders of Registrable Securities and the underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the underwriters may request;

           (o) use its best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwrites, if any, to consummate the disposition of such Registrable Securities;

           (p) not later than the Effective Time of the applicable registration statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

           (q) make such representations and warranties to the Holders of Registrable Securities being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in primary underwritten public offerings;

           (r) enter into such customary agreements (including underwriting agreements) and take all such other appropriate actions as the Required Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Securities;

           (s) obtain for delivery to the Holders of Registrable Securities being registered and to the underwriters, if any, an opinion or opinions from counsel for the company in customary form, scope and substance covered in opinions in comparable offerings, which counsel and opinions shall be reasonably satisfactory to such Holders, underwriters or agents and their respective counsel;

           (t) obtain for delivery to the Company and the underwriters, if any, with copies to the Holders of Registrable Securities, a cold comfort letter from the Company's independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the underwriters or reasonably request, dated the Effective Time of the registration statement and brought down to the closing date;

           (u) cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

           (v) use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its securityholders, as soon as reasonably practicable (but not more than fifteen months) after the effective time of the Registration statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

           (w) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the Effective Time of such registration statement;

           (x) use best efforts to cause all Registrable Securities covered by the registration statement to be listed on each securities exchange on which any of the Company's securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company's securities are then quoted; and

           (y) use reasonable efforts to make available the senior executive officers of the Company to participate in the customary "road show" presentations that may be reasonably requested by the Holders and the underwriters in any Underwritten Offering; provided that the participation of such senior executive officers shall not unreasonably interfere with the conduct of their duties to the Company.

           The Company may require the Holders including of Registrable Securities in the registration statement to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

           The Holders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6.4(f) or (g) hereof, the Holders will forthwith discontinue disposition of any Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Holders' receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6.4(h) hereof, and, if so directed by the Company, the Holders will deliver to the Company all copies, other than permanent file copies then in such Holders' possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to Section 3.1 or 3.2 hereof, as applicable, by the number of days during the period from and including the date of the giving of notice pursuant to Section 6.4(f) or (g) hereof to the date when the Company shall make available to the Holder a Prospectus supplemented or amended to conform with the requirements of Section 6.4(h) hereof.

       6.5 Registration Expenses All Expenses incident to the Company's performance of or compliance with this Agreement will be paid by the Company, regardless of whether the registration statement becomes effective (unless it does not become effective as a result of any act or omission on the part of any Holder whose Registrable Securities are included therein, in which case such Expenses shall be paid by such Holder and, upon payment of such Expenses, if the registration was a Demand Registration, such registration shall not count as a Demand Registration for purposes of the Holders' demand registration rights under Section 6.1 hereof), including without limitation (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), (ii) all fees and expenses of compliance with state securities or blue sky laws (including fees and disbursements or counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate), (iii) all printing, messenger, telephone and delivery expenses (including, if applicable, expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses), (iv) all fees and disbursements incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, including all rating agency fees, (vii) all reasonable fees and disbursements of one counsel selected by the holders of a majority of the Registrable Securities being registered, (viii) all fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, excluding underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities and the fees and expenses of counsel to the underwriters other than as provided in clause (ii) above, (ix) all fees and expense of accountants to the holders of Registrable Securities being sold and (x) fees and expenses of other Persons retained by the Company without limitation (all such expenses being herein called "Registration Expenses"). The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any Person, including special experts, retained by the Company.

       6.6 Indemnification and Contribution. (a) In connection with each registration statement relating to the disposition of the Registrable Securities, the Company shall indemnify and hold harmless each of the Holders, each underwriter of Registrable Securities, each partner, officer, director or employee of each of the Holders or any such underwriter and each Person, if any, who controls (within the meaning of either the Securities Act or the Exchange
Act) any of the Holders or any such underwriter against all losses, claims, damages, liabilities, joint or several, to which any of the holders, such underwriter or any such Person may be subject to arising out of or based upon
(A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or the Prospectus included therein (or any supplement or amendment thereto) or a preliminary Prospectus, or (B) any omission or alleged omission to state therein or necessary to make the statements therein not misleading, and the Company shall reimburse each of the Holders and each of such other Persons for any reasonable legal or other expenses incurred in connection with the investigation or defense thereof (any such reimbursement to be made as such expenses are incurred upon presentation of any requested documentation); provided, however, that the Company shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission made in any such registration statement, preliminary Prospectus, or Prospectus (or amendment or supplement) in reliance upon and in conformity with information relating to any Person referred to above who would be indemnified by the Company pursuant to this Section 6.6(a) furnished in writing to the Company by such Person expressly for use therein. Notwithstanding the foregoing provisions of this Section 6.6(a), the Company will not be liable to any Holder of Registrable Securities (or any partner, officer, director or employee thereof), any underwriter or any other Person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) any of the Holders or any such underwriter, under the indemnification obligations in this Section 6.6(a) for any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense that arises out of such Holder's or other Person's failure to send or deliver a copy of the final Prospectus to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Securities to such person if such statement or omission was corrected in such final Prospectus and the Company had previously furnished copies thereof to such Holder or such other Person in accordance with this Agreement.

           (b) In connection with each registration relating to the disposition of Registrable Securities, each Holder shall furnish to the Company in writing such information, including the name and address of, and the amount of Registrable Securities held by, such Holder, as the Company reasonably requests for use in such Registrable Securities or the related Prospectus. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 6.1 or 6.2 hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the selling Holders and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, and all other Holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Company, or such other Holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, or any preliminary, final or summary Prospectus contained therein or furnished by the Company to any such Holder or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred. The maximum liability of any Holder under this Section 6.6(b) shall be limited to the aggregate amount of all sales proceeds actually received by such Holder upon the sale of such Holder's Registrable Securities in connection with such registration.

           (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to subsections (a) or (b) of this Section 6.6, such person the (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying part to such indemnified of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under these indemnification provisions for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof, unless in the reasonable judgment of any indemnified party a conflict of interest is likely to exist, based on the written opinion of counsel, between such indemnified party will be obligated to pay the reasonable fees and expenses of such additional counsel. The indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent (which shall not be unreasonably withheld) but if settlement with such consent, the indemnifying party agrees to indemnify the indemnified part from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent (which shall not be unreasonably withheld) of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such proceeding.

           (d) If the indemnification provided for in this Section 6.6 is unavailable to the indemnified parties in respect of any losses, claims, damages or liabilities referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and the respective Holder or underwriter on the other, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and such Holder or underwriter on the other in connection with the statements or omissions which resulted in such loses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the respective Holder or underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

           The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 6.6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6.6(d), (i) no Holder shall be required to contribute any amount in excess of the amount of all sales proceeds actually received by such Holder upon the sale of such Holder's Registrable Securities in connection with such registration and (ii) no underwriter shall be required to contribute any amount in excess of the amount of the underwriting discount or commission applicable to the Registrable Securities underwritten by it. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

           (e) The obligations of the Company under this Section 6.6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each Holder, agent and underwriter and each person, if any, who controls any Holder, agent or underwriter within the meaning of the Securities Act.

       6.7 Participation in Underwritten Registrations.

       (a) Selection of Underwriters. If any of the Registrable Securities in a Demand Registration are to be sold pursuant to an Underwritten Offering, the managing underwriter or underwriters thereof shall be designated by the Required Holders, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

       (b) Participation by Holders. Each Holder of Registrable Securities hereby agrees with each other such Holder that no such Holder may participate in any Underwritten Offering hereunder unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

       6.8 Holdback Agreement. The Company and its Affiliates agree (i) not to effect any public sale or distribution of any Registrable Securities or any securities similar to the Registrable Securities, or any securities convertible into or exchangeable or exercisable for Registrable Securities or any securities similar to the Registrable Securities, during the 14 days prior to, and during the 90-day period beginning on, or (in each case) such shorter period of time as may be required by the managing underwriter in an Underwritten Offering, the effective date of any registration statement filed pursuant to Section 6.1 or
6.2 of this Agreement with respect to an underwritten public offering of any such securities (except as part of such registration statement where the Holders consents) or the commencement of a public distribution of Registrable Securities; and (ii) to use their best efforts to ensure that any agreement entered into after the date of the agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in

(i) above, in each case including a sale pursuant to Rule 144 under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this paragraph shall not prevent the
(x) conversion or exchange of any securities pursuant to their terms into or for other securities, (y) the issuance of securities pursuant to the Company's employee benefit plans, (z) sale or distribution of securities in connection with any merger or consolidation by the Company, or the acquisition by the Company of the capital stock or substantially all of the assets of any other Person.

       6.9 Specific Enforcement. The Company and each of the Holders acknowledge that remedies at law for the enforcement of this Section 5 may be inadequate and intend that this Section 6 shall be specifically enforceable in accordance with
Section 19.5 hereof.

Section 7. Representations And Warranties.

           The Company represents and warrants to, and agrees with, Purchaser that:

           (a) The Company and each of its Subsidiaries has been duly incorporated and is validly existing as a corporation or other entity in good standing under the laws of its jurisdiction of incorporation or organization, with the power and authority (corporate and other) to own, lease and operate its properties and conduct its business as it is currently being conducted, and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the law of each other jurisdiction in which it owns, leases or operates properties or conducts any business so as to require such qualification, except where the failure to so qualify would not, individually or in the aggregate, have a Material Adverse Effect.

           (b) The Company has all requisite corporate or partnership power (as the case may be) and authority to execute, deliver and perform its obligations under this Agreement and each other document related thereto to which it is, or will be, a party and to consummate the transactions contemplated hereby and thereby, including without limitation the corporate power and authority to issue, sell and deliver the Warrants.

           (c) The Warrants have been duly authorized and, when issued and delivered pursuant to this Agreement and countersigned by the Warrant Agent as provided herein, will have been duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or laws of general applicability relating to or affecting creditors' rights and to general equity principles ("Bankruptcy and Equity") and will be entitled to the benefits of the Warrant Agreement; this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by Bankruptcy and Equity.

           (d) The Company has furnished to Purchaser (i) its audited balance sheet as of December 31, 1998, and the related audited consolidated statements of operations, shareholders' equity and cash flows for the year then ended, together with the opinion thereon of Ernst & Young LLP, the Company's independent auditors, and (ii) its unaudited balance sheet as of June 30, 1999 (the "Balance Sheet") and the related unaudited consolidated statements of operations, shareholders' equity and cash flows for the three-month period then ended (collectively the "Financial Statements"). The Financial Statements (i) are complete and correct in all material respects, (ii) are in accordance with and derived from the Company's books and records, (iii) present fairly the Company's consolidated financial position as of the dates and for the periods indicated, and (iv) have been prepared in conformity with GAAP throughout the periods indicated, subject to year-end adjustments which will not be material. The Company maintains and will continue to maintain a standard system of accounting established and administered according to GAAP.

           (e) Neither the Company nor any of its Subsidiaries has sustained since the date of the Balance Sheet any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since the date of the Balance Sheet, there has not been any change in the Capital Stock or long-term debt of the Company or any of its Subsidiaries or any Material Adverse Change, or any development involving a prospective Material Adverse Change.

           (f) The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title to all personal property owned by them, in each case free and clear of all Liens and defects except for such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

           (g) The Warrant Shares have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Warrant Certificate and this Agreement, will be duly and validly issued, fully paid and non-assessable.

           (h) Prior to the date hereof, neither the Company nor any of its Subsidiaries nor any of their respective affiliates has taken any action which is designed to or which has constituted or which might reasonably have been expected to cause or result in stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries in connection with the offering of the Warrants or the Warrant Shares.

           (i) The issue and sale of the Warrants and the compliance by the Company and its Subsidiaries with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar financing agreement or instrument or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or Bylaws or other constituent documents of the Company or any of its Subsidiaries or any statute or any order, rule or regulation of any court or Governmental Authority having jurisdiction over the Company or any of its Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or Governmental Authority is required for the issuance and sale of the Warrants or the Warrant Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained or may be required in connection with the registration under the Securities Act of the Warrants and the Warrant Shares in accordance with Section 6 hereof, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and resale of the Warrants and the Warrant Shares by Purchaser.

           (j) Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation or Bylaws or other constituent documents or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any its properties may be bound, except to the extent that such failure or default would not have a Material Adverse Effect.

           (k) There are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

           (l) Neither the Company nor any of its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

           (m) None of the Company, its subsidiaries or any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

           (n) Ernst & Young LLP, who have certified the audited Financial Statements of the Company and its Subsidiaries, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder and by Rule 101 of the AICPA's Code of Professional Conduct and their respective interpretations and rulings.

           (o) The Company has reviewed its operations and those of its Subsidiaries and any third parties with which the Company or any of its Subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its Subsidiaries will be affected by Year 2000 issues. As a result of such review, the Company represents and warrants that the disclosure set forth in Schedule 7(o) hereto relating to Year 2000 issues is accurate and complies in all material respects with the rules and regulations under the Securities Act. Based on the results of such review to the date hereof, the Company has no reason to believe, and does not believe, that Year 2000 issues will have a Material Adverse Effect. "Year 2000 issues" as used herein means Year 2000 issues described in or contemplated by the Commission's Interpretation: Disclosure of Year 2000 Issues and Consequences by Public Companies, Investment Advisers, Investment Companies, and Municipal Securities Issuers (Release No. 33-7558).

           (p) Except as set forth in Schedule 7(p), the Company and each of its Subsidiaries (a) have all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with all federal, state and local authorities (including, without limitation, the Federal Communications Commission), all self-regulatory authorities and all courts and other tribunals (each an "Authorization") necessary to engage in the business currently conducted by the Company and its Subsidiaries conducted, except insofar as the failure to obtain any such Authorization would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect, and no such Authorization contains a materially burdensome restriction and (b) have not received any notice that any Governmental Authority is considering limiting, suspending or revoking any such Authorization; except where the failure to be in full force and effect would not, individually or in the aggregate, result in a Material Adverse Effect, all such Authorizations are valid and in full force and effect and the Company and each of its Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto.

           (q) The Company and its Subsidiaries have complied in all material respects with all laws, regulations and orders applicable to it or its businesses the violation of which would have a Material Adverse Effect.

           (r) Except as set forth in Schedule 7(r), the Company and its Subsidiaries own, possess or have the right to employ sufficient patents, patent rights, licenses, (including all Federal Communications Commission, state, local or other jurisdictional regulatory licenses), inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property Rights") reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any such Intellectual Property Rights would not, individually or in the aggregate, result in a Material Adverse Change, or any development that could reasonably be expected to result in a Material Adverse Change; the Intellectual Property Rights presently employed by the Company and its Subsidiaries in connection with the businesses now operated by them or which are proposed to be operated by them are owned, to the Company's knowledge, free and clear of and without violating any right, claimed rights, restriction or Lien of any kind of any other person and neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing except as would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect; the use of the Intellectual Property in connection with the business and operations of the Company and its Subsidiaries does not infringe on the rights of any person, except as could not reasonably be expected to individually or in the aggregate result in a Material Adverse Effect.

           (s) The Company and its Subsidiaries (i) are in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

           (t) No labor dispute with the employees of the Company or any of its Subsidiaries exists, or, to the knowledge of the Company, is imminent that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would reasonably be expected to result in a Material Adverse Effect.

           (u) The Company and its Subsidiaries maintain insurance with insurers of recognized financial responsibility covering its properties, operations, personnel and businesses against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; neither the Company nor the Subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and duly in force on the date hereof ; and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in a Material Adverse Effect.

           (v) Neither the Company nor any of its Subsidiaries has violated any federal, state or local law, statute, rule or regulation relating to discrimination in the hiring, promotion or pay of employees pursuant to any applicable wage or hour laws or any provisions of ERISA or the rules and regulations promulgated thereunder, and neither the Company nor any of its Subsidiaries has engaged in any unfair labor practice, which in each case could reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect; there is (i) no significant unfair labor practice complaint pending against the Company or any of its Subsidiaries or, to the Company's knowledge, threatened against any of them before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its Subsidiaries or, to the Company's knowledge, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of its Subsidiaries and (iii) no union representation question existing with respect to then employees of the Company or any of its Subsidiaries and no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, individually or in the aggregate) such as would not have a Material Adverse Effect; neither the Company nor any of its Subsidiaries has violated the requirements of the Worker's Adjustment and Retraining Notification Act, 29 U.S.C. Sections 2101, et seq., or any similar state or local plant closing law with respect to any of its employees that is reasonably likely to result, singly or in the aggregate, in a Material Adverse Effect.

           (w) Each of the Company and its Subsidiaries is conducting its business in compliance with all applicable federal, state and local laws, rules, regulations, codes and ordinances relating to zoning, land use and employee or occupational safety, except where such noncompliance would not, singly or in the aggregate, result in a Material Adverse Effect.

           (x) All tax returns and reports required to be filed by the Company and its Subsidiaries in any jurisdiction have been timely filed, and all taxes, including, without limitation, withholding taxes, penalties and interest, assessments, notices of deficiency, fees and other charges due or claimed to be due from such entities have been paid, other than (i) those being contested in good faith and for which adequate reserves have been provided in accordance with GAAP, (ii) those currently payable without penalty or interest that will not result in any Lien against the assets of the Company or any of its Subsidiaries or (iii) those which otherwise would not have a Material Adverse Effect; neither the Company nor any of its Subsidiaries has received any tax assessment, notice of proposed adjustment or deficiency notice from any taxing authority except for such assessment or notice as would not have a Material Adverse Effect.

           (y) Except as set forth in Schedule 7(y), there are no business relationships or related party transactions that would be required to be disclosed in a registration statement filed by the Company under the Securities Act pursuant to Item 404 of the Regulation S-K of the Commission and there are no documents, agreements or other arrangements not previously provided to Purchaser which would be required to be filed as exhibits to a registration statement filed by the Company under the Securities Act pursuant to Item 601 of Regulation S-K of the Commission.

           (z) All written information furnished after the date hereof by the Company and its Subsidiaries to Purchaser pursuant to this Agreement and the transactions contemplated hereby will be true, complete and correct in all material respect, or (in the case of projections) based on assumptions which the Company, acting in good faith, believes to be reasonable, on the date as of which such information is stated or certified.

           (aa) The Company, each of its Subsidiaries and each of their respective ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in material liability of the Company, any of its Subsidiaries or any of their respective ERISA Affiliates. The present value of all benefit liabilities under each Plan (based on those Assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $2,500,000 the fair market value of the assets of such Plan, and the present value of all benefit liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan) did not, as of the last annual valuation dates applicable thereto, exceed by more than $1,000,000 the fair market value of the assets of all such underfunded Plans. The Company and its Subsidiaries are each "operating companies" as defined in Department of Labor Regulation Section 2510.2-101.

           (bb) Neither of the Company, nor any of its Subsidiaries nor anyone authorized to act on their behalf has offered the Warrants, the Warrant Shares or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than Purchaser or has taken, or will take, any action which would subject the issuance or sale of the Warrants or the Warrant Shares to Section 5 of the Securities Act or has engaged in any form of general solicitation or general advertising in connection with the offer and sale of the Warrants or the Warrant Shares; except as permitted by the Securities Act, neither the Company nor any of its Subsidiaries nor any Person acting on their behalf has distributed and, prior to the later to occur of the Closing Date and the resale of all of the Warrants and/or the Warrant Shares by Purchaser, will not distribute, any offering material in connection with the offer and sale of the Warrants or the Warrant Shares, other than any such materials delivered to Purchaser in connection with the transactions contemplated by this Agreement.

           (cc) Within the preceding six months, neither the Company nor any of its Subsidiaries nor any other Person acting on their behalf has offered or sold to any Person any Warrants or Warrant Shares, or any securities of the same or a similar class as the Warrants or Warrant Shares, other than the Warrants and Warrant Shares offered or sold to Purchaser hereunder.

           (dd) Assuming the Warrants are issued, sold and delivered under the circumstances contemplated by this Agreement, that the representations and warranties of Purchaser contained in Section 8 hereof are true, correct and complete in all material respects, that Purchaser complies with the covenants set forth in Section 10 hereof, and that any purchaser to whom Purchaser resells the Warrants and/or the Warrant Shares receives a copy of an offering or private placement memorandum, Prospectus or similar document prior to such sale, if required by the Securities Act or registration under the Securities Act of the Warrants and the Warrant Shares is not required in connection with the offer and sale of the Warrants and Warrant Shares to Purchaser in the manner contemplated by this Agreement and resales of the Warrants or Warrant Shares by Purchaser in compliance with Rule 144A or Regulation S under the Securities Act will be exempt from the registration requirements of the Securities Act.

           (ee) Neither the Company nor any of its Subsidiaries has made, offered or agreed to offer anything of value to any government official, political party or candidate for government office (or any person that the Company knows or has reason to know, will offer anything of value to any government official, political party or candidate for political office), nor has it taken any action which would cause the Company or any of its Subsidiaries to be in knowing violation of any law of any foreign jurisdiction or the Foreign Corrupt Practices Act of 1977, as amended; there is not now nor has there ever been any employment by the Company or any of its Subsidiaries of any governmental or political official in any country.

           (ff) The Company's authorized Capital Stock consists of 30,000,000 shares of common stock, par value $.01 per share, and 12,000,000 shares of preferred stock, par value $.01 per share, of which 8,087,592 shares of common stock are outstanding, 4,087,592 shares of Series A preferred stock are outstanding, 5,510,535 shares of Series B preferred stock are outstanding and 2,140,310 shares of Series C preferred stock are outstanding; all of the issued and outstanding shares of Capital Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any preemptive or other similar right; all of the issued shares of Capital Stock of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all Liens except for Liens granted to Purchaser, as Administrative Agent, under the Amended and Restated Credit Agreement, dated as of July 30, 1999, by and among the Company, Purchaser and the Lenders named therein; there are not outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any Person to purchase or otherwise acquire any shares of Capital Stock of, or other ownership interest in, the Company or any of its Subsidiaries other than those listed on Schedule 7(ff); the Company has no Subsidiaries other than those listed on Schedule 7(ff) hereto; no holder of any security of the Company or its Subsidiaries has or will have any right to require the registration of such security by virtue of the transactions contemplated by the Note Documents, except as provided for in the Registration Rights Agreement.

           (gg) When the Warrants are issued and delivered pursuant to this Agreement, neither the Warrants nor the Warrant Stock will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

           (hh) The Company is not and, after giving effect to the offering and sale of the Notes, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

Section 8. Representations and Warranties of Purchaser

      Purchaser represents and warrants to the Company as follows:

       (a) Purchaser acknowledges that neither the Warrants nor the Warrant Shares have been registered under the Securities Act and that, pending the registration of the Warrants and the Warrant Shares pursuant to the terms of
Section 6, none of the Warrants or Warrant Shares may be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons (as defined in Regulation S under the Securities Act) except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and will be required to notify each subsequent purchaser of the Warrants or Warrant Shares from it of such resale restrictions.

       (b) Purchaser has had access to financial and other information, and was given the opportunity to ask questions of the Company, regarding the Company, the Warrants and the Warrant Shares as it has deemed necessary in order to evaluate the relative merits and risks of an investment in the Warrants and the Warrant Shares.

       (c) Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the risks of an investment in the Warrants and the Warrant Shares and has determined that the Warrants and the Warrant Shares are each a suitable investment for it and that at this time Purchaser has no need for liquidity of this investment and could bear a complete loss of its investment in the Warrants and the Warrant Shares.

       (d) Purchaser understands that the Warrants and the Warrant Shares will, until the earlier of such time as the Warrants and the Warrant Shares, as the case may be, have been registered under the Securities Act pursuant to the terms of Section 6 hereof or the expiration of the applicable holding period with respect to the Warrants or the Warrant Shares, as the case may be, set forth in Rule 144(k) under the Securities Act, unless otherwise agreed by the Company and Purchaser, bear a legend substantially to the following effect:

       "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY NOT BE RESOLD UNLESS REGISTERED UNDER SUCH ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS AN APPLICABLE EXEMPTION FROM THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF SUCH ACT AND LAW IS AVAILABLE."

Section 9. Covenants of the Company.

       The Company covenants and agrees that:

       (a) The Company will promptly advise Purchaser and, if requested, confirm such advice in writing, of any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor or court or governmental action, order or decree or any other Material Adverse Change; and since the date of the Balance Sheet, there has not been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any other Material Adverse Change.

       (b) The Company is not to be or become, at any time prior to the expiration of two years after the date hereof, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

       (c) From and after the Closing Date, so long as any of the Warrants or Warrant Shares are outstanding and during any period in which the Company is not subject to or filing reports under Section 13 or 15(d) of the Exchange Act, the Company agrees to make available to Holders of the Warrants and Warrant Shares and prospective purchasers of the Warrants and Warrant Shares designated by such Holders, upon request of such Holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resale of the Warrants or the Warrant Shares, as the case may be.

       (d) From and after March 31, 2000 or the consummation by the Company of an IPO, whichever is earlier, the Company agrees that it will not and it will not cause its Affiliates to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities
Act) that would be integrated with the sale of the Warrants or the Warrant Shares in a manner that would require the registration under the Securities Act of the sale of the Warrants or the Warrant Shares to Purchaser or the initial resale of the Warrants or the Warrant Shares by Purchaser pursuant to Rule 144A or Regulation S; provided that Purchaser shall use commercially reasonable efforts to cooperate with the Company in complying with this covenant.

       (e) Neither the Company nor any of its Affiliates will solicit any offer to buy or offer to sell the Warrants or the Warrant Shares by means of any form of general solicitation or general advertising.

       (f) The Company will not claim the benefit of any usury laws against any holders of the Warrants or the Warrant Shares.

       (g) The Company will use the net proceeds received by it from the sale of the Warrants solely for general corporate purposes.

       (h) The Company will furnish to the Holders, as soon as practicable after the end of each fiscal year, but in any event within 90 days of the end of each fiscal year, an annual report (including an audited balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the Closing Date), but in any event with 45 days after the end of each such fiscal quarter, consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail, and to furnish to the Holders all other documents specified in this Agreement, as applicable all in the manner so specified;

       (i) The Company will reserve and keep available at all times, free of preemptive rights, Warrant Shares for the purpose of enabling the Company to satisfy any obligations to issue shares of Warrant Shares upon exercise of the Warrants.

       (j) Neither the Company nor any of its Subsidiaries will resell any Warrants or Warrant Shares that have been acquired by them.

Section 10. Covenants of Purchaser

            Purchaser covenants and agrees with the Company that Purchaser will not reoffer, resell, transfer or otherwise dispose of the Warrants or the Warrant Shares except pursuant to an effective registration statement or in a transaction exempt from, or not subject to, the registration requirements of
Section 5 of the Securities Act.

Section 11. Adjustments of Number of Warrant Shares.

       The number and kind of Warrant Shares purchasable upon exercise of the Warrants will be subject to adjustment from time to time upon the happening of certain events as provided in this Section 11.

       11.1 Mechanical Adjustments. The number and kind of Warrant Shares purchasable upon exercise of a Warrant will be subject to adjustment as follows:

       (a) Subject to Section 11.1(e), if the Company (i) pays a dividend or otherwise distributes to holders of its Common Stock, as such, shares of its capital stock (whether Common Stock or capital stock of any other class), (ii) subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issues any shares of its capital stock in a reclassification of its outstanding shares of Common Stock (including any such reclassification in connection with a consolidation, merger, or other business combination transaction in which the Company is continuing or surviving corporation), then the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto will be adjusted so that the Holder of each Warrant Shares or other securities of the Company that it would have owned or it would have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the record date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination, or reclassification. An adjustment made pursuant to this paragraph (a) will become effective immediately after the record date in the case of a dividend or distribution and will become effective immediately after the effective date in the case of a subdivision, combination, or reclassification.

       (b) Subject to Section 11.1(e), if the Company distributes to holders of its Common Stock, as such, (i) evidences of indebtedness or assets (excluding cash dividends or cash distributions payable out of consolidated retained earnings) of the Company or any of its subsidiaries, (ii) shares of capital stock of any of the Company's subsidiaries,
(iii) securities convertible or exchangeable for capital stock of any other class or of any subsidiary, or (iv) any rights, options, or warrants (other than the Warrants) to purchase any of the foregoing (excluding those described in
Section 11.1(c)), then, the number of Warrant Shares thereafter purchasable upon exercise of each Warrant will be adjusted to the number that results from multiplying the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such distribution by a fraction, the numerator of which will be the then Current Market Price per share (as defined in Section 11.1(d)) of Common Stock on the date of such distribution, and the denominator of which will be the then Current Market Price per share of Common Stock less the then Fair Market Value (as determined in the good faith and reasonable judgment of the Board of Directors of the Company and described in a statement transmitted by facsimile, mailed by certified mail, delivered in person, or sent by a nationally recognized delivery service to the holders of the Warrants) of the portion of the evidences of indebtedness, assets, securities, or rights, options, or warrants so distributed applicable to one share of Common Stock. Such adjustment will be made whenever any such distribution is made, and will become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

       (c) Subject to Section 11.1(e), if the Company issues shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock (excluding (i) shares of Common Stock or convertible or exchangeable securities issued in any of the transactions described in paragraphs (a), (b), or (c) of this Section 11.1 and (ii) Warrant Shares issued upon exercise of the Warrants) for a price per share of Common Stock in the case of an issuance of shares of Common Stock initially deliverable upon conversion or exchange of such securities, that is less than the Current Market Price per share of Common Stock on the date the Company fixed the offering, conversion, or exchange price of such additional shares of Common Stock, then the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant will be adjusted to the number that results from multiplying the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior to such date by a fraction (not to be less than one), the numerator of which will be the number of shares of Common Stock outstanding on such date plus the number of additional shares of Common Stock so issued or issuable upon such conversion or exchange, and the denominator of which will be the number of shares of Common Stock outstanding on such date plus the number of shares of Common Stock which the aggregate offering price received or receivable by the Company for such additional shares of Common Stock would purchase at the Current Market Price per share of Common Stock on such date. Such adjustment will be made whenever such shares of Common Stock or convertible securities are issued, and will become effective immediately after the effective date of such event. Except as provided in this Section 11.1, no further adjustment will be made upon the actual issue of shares of Common Stock upon conversion or exchange of such securities convertible into or exchangeable for shares of Common Stock.

       (d) In the event that at any time, as a result of an adjustment made pursuant to Section 11.1(a), the Holders of Warrants become entitled to purchase any securities of the Company other than Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provision with respect to the Warrant Shares contained in this Section 11.1.

       (e) Upon the expiration of any rights, options, warrants, or conversion or exchange privileges, if any thereof have not been exercised, the number of Warrant Shares purchasable upon the exercise of each Warrant will, upon such expiration, be readjusted and will thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (ii) such shares of Common Stock if any, were issued or sold for the consideration actually received by the Company upon such exercise, conversion, or exchange plus the aggregate consideration, if any, actually received by the Company for the issuance, sale, or grant of all such rights, options, warrants, or conversion or exchange rights whether or not exercised; provided, however, that no such readjustment will have the effect of decreasing the number of Warrant Shares purchasable upon the exercise of each Warrant by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale, or grant of such rights, options, warrants, or conversion or exchange privileges.

Section 12. Effect of Certain Events on Adjustment of Number of Warrant Shares.

       12.1 For purposes of determining the number of Warrant Shares purchasable under Section 11 hereof (except in the case of securities and transactions described in section 12.2(c) hereof), the following will be applicable:

            (a) Warrants, Options or Other Rights. If the Company issues, sells or grants any warrants, options or other rights to subscribe for, purchase or otherwise acquire Common Stock or any stock, evidences of indebtedness or other securities, directly or indirectly, convertible into or exchangeable for Common Stock (such warrants, options or other rights being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share of Common Stock issuable upon exercise of such Options and/or upon conversion or exchange of such Convertible Securities (the "Option Price") is less than the Trading Price of the Common Stock at the time of the granting of such Options, or, if there is no such Trading Price at such time, at a price per share less than the Fair Market Value of the Common Stock at such time, then the total maximum number of shares of Common Stock issuable upon exercise of such Options and/or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options will be deemed to be outstanding and to have been issued and sold by the Company for the Option Price. For purposes of this paragraph (i), the Option Price will be determined by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon exercise of all such Options, plus, in the case of Options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance of all such Convertible Securities and the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options. Except as otherwise provided in paragraphs (iii) and (v) of this Section 12.2(a), no adjustment to the number of Warrant Shares will be made when Convertible Securities are actually issued upon exercise of such Options or when Common Stock is actually issued upon exercise of such Options or the conversion or exchange of such Convertible Securities. For purposes of this paragraph (i) and paragraph (ii) of Section 12.2(a) hereof, Fair Market Value means an amount per share of Common Stock determined, in good faith, by the Board of Directors; provided that, if the Majority Holders notify the Company in writing, within thirty (30) days after the date of the notice described in Section 12.4 hereof, that they disagree with the Fair Market Value of the Common Stock as determined by the Board of Directors and that they desire a determination of Fair Market Value in accordance with clauses (a) through (e) of this paragraph (i), the following shall apply:

               (i) the Majority Holders shall select a nationally recognized investment banking firm which shall be identified in the notice described above;

               (ii) the Company within thirty (30) days thereafter shall select a nationally recognized investment banking firm and notify the Majority Holders;

               (iii) the two investment banking firms shall each make a determination of the Fair Market Value of the Common Stock and if the two determinations differ by no more than five percent (5%) of the higher of the two determinations, the Fair Market Value of the Common Stock shall be the average of the two determinations;

               (iv) if the two determinations made under clause (c) differ by more than five percent (5%) of the higher of the two determinations, the two investment banking firs shall select a third nationally recognized investment banking firm which will determine the Fair Market Value of the Common Stock within the range of the two determinations made under clause (c); and

               (v) the Company and the Majority Holders shall bear the costs of their respective investment banking firms and, if applicable, the cost of the third investment banking firm shall be borne by the Company or the Majority Holders, as the case may be, whose determination made under clause c is the furthest from the determination made under clause d.

           (b) Convertible Securities. If the Company issues or sells (or otherwise creates) Convertible Securities (other than Convertible Securities deemed to be outstanding and to have been issued and sold as described in paragraph(1) of this section 12.1(b) and in respect of which adjustment to the number of Warrant Shares has been made in accordance with said paragraph), and the price per share for which Common Stock is issuable upon conversion or exchange of such Convertible Securities (the "Conversion Price") is less than the Trading Price of the Common Stock at the time of issuance or sale or deemed issuance or sale, or, if there is no such Trading Price of the Common Stock at such time, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities will be deemed to be outstanding and to have been issued and sold by the Company for the Conversion Price. For purposes of this paragraph (ii) the Conversion price will be determined by dividing (a) the total amount, if any, received or receivable by the Company as consideration of the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. Except as otherwise provided in paragraphs (iii) and (iv) of this Section 12.1(b), no adjustment to the number of Warrant Shares will be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities.

           (c) Change in Option Price, Conversion Price or Conversion Rate. If the Option Price provided for in any Options, the Conversion Price provided for in any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time (other than under or by reason of provisions of the type set forth in this Section 12 that are designed to protect against dilution and that have no more favorable effect on the holder of such Options or Convertible Securities than this Section 12 would have if this Section 12 were included in the instrument representing such Options or Convertible Securities), then the number of Warrant Shares purchasable at the time of such change will be readjusted at such time to the number of Warrant Shares that would have been purchasable had such Options or Convertible Securities outstanding at the time of such change provided for such changed Option Price, Conversion Price or conversion rate at the time of the original grant, issuance or sale.

           (d) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option, or the termination of any right to convert or exchange any Convertible Security, without the exercise of such Option or the right to convert or exchange such Convertible Security, the number of Warrant Shares then purchasable will be adjusted at the time of such expiration or termination to the number of Warrant Shares that would have been purchasable had such Option or Convertible Security never been granted or issued.

           (e) Calculation of Consideration. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold, as the case may be, for considerations that includes cash, then the amount of cash consideration received and/or receivable by the Company will be deemed to be the cash portion thereof. If any Common Stock, Options of Convertible Securities are issued or sold or deemed to have been issued or sold, as the case may be, for consideration part or all of which is other than cash, then the amount of the consideration other than cash received and/or receivable by the Company will be the fair value thereof, except where such consideration consists of securities for which there is a Trading Price in which case the amount of such consideration received and/or receivable by the Company will be the Trading Price thereof, in each case determined as of the date that such Common Stock Options or Convertible Securities are issued or sold or deemed to have been issued or sold, as the case may be. If any Common Stock, Options or Convertible Securities are issued in connection with any merger, consolidation or other business combination in which the Company is the surviving or resulting entity, then the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving or non-resulting entity or entities as is attributable to such Common Stock Options or Convertible Securities, as the case may be. For purposes of this paragraph 12.1(e) of Section 12, the determination of fair value and any attribution of fair value to any Common Stock, Options or Convertible Securities shall be made by the Board of Directors in good faith.

           (f) Certain Transactions. If the Company shall be a party to any transaction, including without limitation, any merger consolidation, sale of all or substantially all of the Company's assets, liquidation, or recapitalization of the Common Stock (a "Transaction"), in which the Common Stock outstanding immediately prior to the consummation of the Transaction shall be changed into, or exchanged for, (a) different securities of the Company, (b) common stock or other securities of another company, (c) interests in a noncorporate entity, or
(d) other property (including cash) of any combination of the foregoing, then, as a condition of the consummation of any such Transaction, lawful and adequate provision shall be made so that each holder of Warrants shall be entitled, upon exercise of such Warrants, to receive an amount per Warrant Share so converted equal to (Y) the aggregate amount of securities, interests, cash and/or other property (payable in kind), as the case may be, into which or for which a share of Common Stock was changed or exchanged in such Transaction times (Z) the number of shares of Common Stock for which such Warrant Share was exercisable immediately prior to such Transaction.

      12.2 Other Events. If any event occurs as to which the foregoing provisions of Section 12.1 or 12.2 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company, fairly and adequately protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such provisions, then such Board of Directors shall make such adjustments in the application of such provision, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board of Directors, to protect such purchase rights as aforesaid.

      12.3 Treasury Shares. The number of shares of the Common Stock outstanding at any time shall not include shares owned or held by or for the account of the Company or any of its Subsidiaries, and the disposition of any such shares shall be considered an issue or sale of the Common Stock for the purposes of this
Section 12.

      12.4 Notice of Adjustment.

           Whenever the number of Warrant Shares issuable upon exercise of the Warrant or the Warrant Price of the Warrants is adjusted pursuant to any of the provisions of this Agreement, the Company will, within 30 days thereafter, give notice to each Holder of such adjustment or adjustments, together with a certificate of a firm of independent public accountants selected by the Company (who may be the regular accountants employed by the Company) setting forth the adjustments in the Warrant Price and in the number of Warrant Shares purchasable upon exercise of each Warrant, and also setting forth a brief statement of the facts requiring such adjustments and the computations upon which such adjustments are based. Such certificate will be conclusive evidence of the correctness of such adjustments. If the Company shall fail to so timely deliver any notice required pursuant to this Section 12.4, the Exercise Period shall be extended until Purchaser shall have received the proper notification under this
Section 12.4.

      12.5  Warrant Certificates.

            Whether or not any adjustments in the Warrant Price or the number or kind of shares purchasable upon the exercise of the Warrants has been made, Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant Certificate initially issued.

Section 13. Fractional Interests.

      The Company will not be required to issue fractional Warrant Shares on the exercise of the Warrants. If any fraction of a Warrant Share would, except for the provisions of this Section 13, be issuable upon the exercise of the Warrants, Warrant Shares will be rounded upward to the nearest whole share.

Section 14. No Rights as a Stockholder; Notices to Holders.

      (a) Nothing contained in this Agreement or in the Warrant Certificate will be construed as conferring upon the Holders of Warrants or their transferees the right to vote, or to receive dividends, or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company; provided, however, that if, at any time prior to the Expiration Date and prior to the exercise of all of the Warrants, any of the following events occur:

            (i) The Company declares any dividend payable in any securities upon its shares of Common Stock or makes any distribution (other than a cash dividend payable out of consolidated retained earnings) to the holders of its shares of Common Stock;

            (ii) The Company offers to the holders of its Common Stock any shares of capital stock of the Company or any subsidiary or securities convertible into or exchangeable for shares of capital stock of the Company or any subsidiary or any option, right or warrant to subscribe for or purchase any thereof;

            (iii) The Company distributes to the holders of its Common Stock evidences of indebtedness or assets (including any cash dividend which would result in an adjustment under Section 11.1) of the Company or any subsidiary;

            (iv) Any reclassification of the Common Stock, any consolidation of the Company with or merger of the Company into another corporation, or any sale, transfer, or lease to another corporation of all or substantially all the property of the Company; or

            (v) A dissolution, liquidation, or winding up of the Company is proposed;

then in any one or more of such events the Company will give notice in writing of such event to the Holders of Warrants, as provided in Section 12.4 hereof, such giving of notice to be completed at least thirty (30) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution or subscription rights, or for the determination of shareholders entitled to vote on such proposed reclassification, consolidation, merger, sale, transfer or lease, dissolution, liquidation, or winding up.

       (b) The Company will give notice to each Holder on a date no earlier than 30 days and no later than 60 days prior to the Expiration Date stating that, subject to the provisions hereof, the Warrants will expire at 5:00 p.m. Eastern Standard time on July 30, 2009; provided, however, that in no event will the failure by the Company to give such notice, or any defect in such notice, give rise to any obligation or liability on the part of the Company or otherwise affect the rights and obligations of the Company, Purchaser, or any Holder.

Section 15. Reservation of Common Stock.

       The Company will, for so long as Warrants remain outstanding, reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, free of any preemptive rights, a number of shares of Common Stock (or, if applicable, other securities) sufficient to provide for the exercise of all outstanding Warrants. The transfer agent for the Common Stock (or, if applicable, other securities) will be irrevocably authorized and directed at all times until the exercise or expiration of the Warrants to reserve such number of authorized shares of Common Stock (or, if applicable, other securities) as necessary for such purpose. The Company will keep copies of this Agreement on file with the transfer agent and will supply the transfer agent with duly executed stock certificates for such purpose.

Section 16. Pro Rata Purchase. If at any time the Company or any of tits Affiliates shall offer to purchase any shares of Common Stock, other than shares purchased from any employees of the Company or any of its subsidiaries as permitted by the terms of any employee benefit plan or stockholders or similar agreement that has been approved by the Board of Directors of the Company, the Company shall, as a part of such offer, also make an offer to purchase the Warrants and Warrant Shares from the holders of all outstanding Warrant Shares and Warrants, and with any purchase pursuant to each offer to be allocated pro rata among the holders of Warrant Shares and Warrants and the other holders of Common Stock accepting each offer to purchase.

Section 17. Replacement of Warrant Certificate.

       Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant Certificate and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant Certificate, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

Section 18. Conditions to Closing. The execution and delivery of this Agreement and the obligation of the Purchaser to purchase the Warrants are subject to the conditions precedent that the Purchaser shall have received the following documents, each of which shall be satisfactory to the Purchaser in form and substance, and the satisfaction of the following conditions:

           (a) Representations and Warranties. The representations and warranties made by the Company in Section hereof shall be true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

           (b) Satisfaction of Obligations. The Company shall have performed all of its obligations under this Agreement to be performed as of the date hereof unless otherwise waived by the Purchaser.

           (c) No Adverse Proceeding. No action, suit or proceeding shall be pending against or affecting or, to the knowledge of the Company, threatened against, the Company or any of its Subsidiaries before any Governmental Authority that, if adversely determined, would, individually or in the aggregate, have a Material Adverse Effect.

           (d) No Material Adverse Change. Neither the Company nor any of its Subsidiaries has sustained since the date of the Balance Sheet any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor or court or governmental action, order or decree, and there shall not have been any change in the Capital Stock or long term debt of the Company or any of its Subsidiaries or any other Material Adverse Change.

           (e) Warrants. The Company shall have executed and delivered to Purchaser certificates evidencing the Warrants in the form of Exhibit A hereto.

           (f) Corporate Documents. Purchaser shall have received good standing certificates and certified copies of the Certificate of Incorporation and Bylaws (or equivalent documents) of the Company and of all corporate authority for the Company (including, without limitation, Board of Director resolutions and evidence of the incumbency of officers) with respect to the execution, delivery and performance of this Agreement and each other document to be delivered by the Company from time to time in connection herewith (and the Purchaser may conclusively rely on any such certificate until it receives notice in writing from the Company to the contrary).

           (g) Officers' Certificate. Purchaser shall have received an Officers' Certificate, dated the date hereof stating that (i) the representations and warranties of the Company and its Subsidiaries in this Agreement are true and correct, (ii) the Company has satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the date hereof, and (iii) to the effect of paragraphs (c) and (d) of this Section 18.

           (h) Opinion of Piper & Marbury, L.L.P. The Company shall deliver to Purchaser and the Trustee, a written opinion of Piper & Marbury, L.L.P., counsel to the Company and the Subsidiaries, dated the date hereof, substantially in the form of Exhibit C hereto.

           (i) Further Assurances. Prior to the execution and delivery of this Agreement, the Company shall have furnished to Purchaser such further information, certificates and documents as Purchaser may reasonably request. The execution and delivery of this Agreement and the obligation of the Purchaser to purchase the Warrants are subject to the conditions precedent that the Purchaser shall have received the following documents, each of which shall be satisfactory to the Purchaser in form and substance, and the satisfaction of the following conditions: (a)Representations and Warranties. The representations and warranties made by the Company in Section hereof shall be true and correct in all material respects on and

Section 19.    Miscellaneous.

      19.1     Waiver.

           No failure on the part of any party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power of privilege under this Agreement, the Warrants and any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement, the Warrants or any other Transaction Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein and in the other Transaction Documents are cumulative and not exclusive of any remedies provided by law.

      19.2     Notices.

           Except as otherwise expressly permitted by this Agreement, all notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "address for Notices" specified below its name on the signature page hereof; or, if to any Holder other than Purchaser, at the address of such Holder set forth in the security register or other records of the Company; or at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in each case given or addressed as aforesaid.

      19.3     Expenses

           The Company agrees to pay or reimburse Purchaser for: (a) all out-of-pocket costs and expenses of Purchaser (including, without limitation, the fees and expenses of Jones, Day, Reavis & Pogue, counsel to Purchaser) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement the issuance of the Warrants hereunder, and (ii) the negotiation and preparation of any modification, supplement or waiver of any of the terms of this Agreement whether or not consummated; (b) all reasonable out-of-pocket costs and expenses of Purchaser (including, without limitation, the reasonable fees and expenses of legal counsel (or, if Purchaser is not represented by outside counsel, the allocated costs of in-house counsel) in connection with the transactions contemplated hereby and any enforcement or collection proceedings resulting therefrom, including, without limitation, all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated); (c) the enforcement of this Section 19.3; (d) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement or any other document referred to herein; (e) the preparation, printing and delivery of an Offering Document, if applicable; (f) the issuance, transfer and delivery of the Warrants; (g) the preparation of certificates for the Warrants; (h) the reasonable fees and expenses of listing the Warrants for trading on a national securities exchange or for quotation on NASDAQ or such other automated quotation system as may be specified the Required Holders, if such trading is requested by the Required Holders; and (i) all other costs and expenses incident to the performance of the Company's obligations hereunder , which are not otherwise specifically provided for in this Section 19.3.

      19.4 Amendments, Etc.

           Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by the Company and the Required Holders.

      19.5 Specific Performance.

The Company acknowledges and agrees that in the event of any breach of this Agreement or the terms and provisions of the Warrants by the Company, the Holders would be irreparably harmed and could not be made whole by monetary damages. The Company accordingly agrees (i) to waive the defense in any action for specific performance that a remedy at law would be adequate, and (ii) that the Holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement or the Warrants in any action instituted in the state courts of New York or Texas, or, in the event such Court would not have jurisdiction for such action, in any court of the United States or any state thereof having subject matter jurisdiction for such action.

      19.6 Indemnification and Contribution.

      (a) The Company hereby agrees to indemnify Purchaser, its Affiliates and each Person, if any, who controls Purchaser or such Affiliates within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and their respective directors, officers, employees, attorneys and agents (each a "Purchaser Indemnified Party") from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them in connection with, or in any way relating to or arising out of, the Warrant Certificates or this Agreement or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, including any loss, liability, claim, damage or expense arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) or otherwise relating to the Warrants or any actual or proposed use by the Company or any of its Subsidiaries of the proceeds of the Warrants, including, but not limited to, the reasonable fees and disbursement of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason for the gross negligence or willful misconduct of the Person to be indemnified). The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

       (b) If any action, suit or proceeding shall be brought against any Purchaser Indemnified Party in respect of which indemnity may be sought against the Company, The Purchaser Party shall promptly notify, in writing, the parties against whom indemnification is being sought (the "Indemnifying Parties"), but the omission so to notify the indemnifying party shall not relive it of any liability it may have against any Purchaser Indemnified Party, and such Indemnifying Parties shall assume the defense thereof, including the employment of counsel satisfactory to The Purchaser Party and payment of all fees and expenses. The Purchaser Indemnified Party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Purchaser Indemnified Party unless (i) the Indemnifying Parties have agreed in writing to pay such fees and expenses, (ii) the Indemnifying Parties have failed timely to assume the defense or to employ counsel satisfactory to the Purchaser Indemnified Party, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both any Purchaser Indemnified Party and the Indemnifying Parties and the Purchaser Indemnified Party shall have been advised by their counsel that representation of such Indemnified Party and any Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Indemnifying Party shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Purchaser Indemnifying Party). It is understood, however, that the Indemnifying Parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of only one separate firm of attorneys (in addition to any local counsel at any time for all the Purchaser Indemnified Parties, which firm shall be designated in writing by Purchaser, and that all such fees and expenses shall be reimbursed on a monthly basis. The Indemnifying Parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Indemnifying Parties agree to indemnify and hold harmless the Purchaser Indemnified Parties, to the extent provided in paragraph (a), from and against any loss, claim, damage, liability, expense or judgment by reason of such settlement or judgment.

       (c) If the indemnification provided for herein is unavailable to any Purchaser Indemnified Party under paragraphs (a) or (b) hereof in respect of any losses, claims, damages, liabilities, expenses or judgments referred to therein, then an indemnifying party, in lieu of indemnifying such Purchaser Indemnified Party, shall contribute to the amount paid or payable by such Purchaser Indemnified Party as a result of such losses, claims, damages, liabilities, expenses or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and Purchaser on the other hand from the offering and sale of the

Warrants, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the Purchaser Indemnified Party failed to give the notice required under subsection (b) above, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and Purchaser on the other in connection with action or inaction that resulted in such losses, claims damages, liabilities, expenses or judgment, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by Purchaser as set forth herein.

       (d) The Company and Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 19.6 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (c) above. The amount paid or payable by a Purchaser Indemnified Party as a result of the losses, claims, damages, liabilities, expenses or judgments referred to in paragraph (c) above shall be deemed to include, subject to the limitation set forth in this
Section 19.6, any legal or other expenses reasonably incurred by such Purchaser Indemnified Party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 19.6, no Purchaser Indemnified Party shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discounts and commissions received by Purchaser exceeds the amount of any damages which such Purchaser Indemnified Party has otherwise been required to pay. No person guilty of fraudulent misrepresentation (within the meaning of Section 19.6(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       (e) Any losses, claims, damages, liabilities, expenses or judgments for which a Purchaser Indemnified Party is entitled to indemnification or contribution under this Section 19.6 shall be paid by the indemnifying party to the Purchaser Indemnified Party as such losses, claims, damages, liabilities, expenses or judgments are incurred. The indemnity and contribution agreements contained in this Section 19 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Purchaser Indemnified Party, (ii) acceptance of any Warrants and payment therefore hereunder, and (iii) any termination of this Agreement. A successor to any Purchaser Indemnified Party, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 19.6.

       (f) No indemnifying party shall, without the prior written consent of the Purchaser Indemnified Party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any Purchaser Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Purchaser Indemnified Party, unless such settlement involves solely the payment of money and includes an unconditional release of such Purchaser Indemnified Party from all liability on claims that are the subject matter of such action, suit or proceeding.

       19.7  Successors and Assigns.

             Purchaser and any Holder of the Warrants may sell, transfer, negotiate or assign to one or more other Persons all or a portion of its commitments, loans and its rights and obligations under this Agreement without the consent of the Company except with respect to assignments to Persons engaged in the same line of business as the Company.

             This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and any transferee of Purchaser.

       19.8  Survival.

             The obligations of the Company under Sections 7 and 9 hereof shall survive the execution and delivery of this Agreement and the Warrants. In addition, all agreements, representations and warranties of the Company herein and in any certificate or other instrument delivered pursuant to this Agreement shall (A) be deemed to have been relied upon by Purchaser, notwithstanding any investigation heretofore or hereafter made by Purchaser or on its behalf, and
(B) shall survive the execution and delivery of the Warrants to Purchaser, and shall continue in effect so long as any Warrant is outstanding.

       19.9  Captions.

             The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provisions of this Agreement.

       19.10 Counterparts.

             This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

       19.11 Governing Law.

             This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflicts of laws principles.

       19.12 Submission to Jurisdiction; Waivers.

             The Company hereby irrevocably and unconditionally:

             (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Warrants Certificates, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the States of New York and Texas and the courts of the United States of America for the Southern District of New York and the Northern District of Texas, and appellate courts from any thereof;

             (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

             (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address set forth under its signature below or at such other address of which Purchaser shall have been notified; and

             (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

       19.13 Waiver of Jury Trial.

       EACH OF THE COMPANY AND NORTEL HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written above.


                           NET2000 COMMUNICATIONS, INC.


                           By:      /s/  Clayton A. Thomas, Jr.
                              ------------------------------------
                              Name:  Clayton A. Thomas, Jr.
                              Title:  President and CEO

                           Address for Notices:

                           Net2000 Communications, Inc.
                           2195 Fox Mill Road
                           Herndon, Virginia 90171
                           Attention: Donald E. Clarke
                                      Chief Financial Officer and Treasurer
                           Telecopy:  (703) 793-2525
                           Telephone: (703) 793-2500

                           with a copy to:

                           Piper & Marbury, LLP
                           1251 Avenue of the Americas
                           New York, New York 10020-1104
                           Attention:  David Fisher, Esq.
                           Telecopy:   (212) 835-6001
                           Telephone: (212) 835-6000

                           NORTEL NETWORKS INC.

                           By:         /s/  Jay R. Prestipino
                              -------------------------------
                                Name:  Jay R. Prestipino
                                Title:  Director, Customer Finance

                           Address for Notices:

                           Nortel Networks Inc.
                           8 Federal Street
                           Billerica, Massachusetts 01821
                           Attention: Vice President, Finance
                                      Carrier Packet Networks, Finance
                           Telecopy:  (978) 916-4755
                           Telephone: (978) 916-1751

                                     and

                           Nortel Networks Inc.
                           GMS 991 15 A40
                           2221 Lakeside Boulevard
                           Richardson, Texas 75082
                           Attention:  Vice President, Customer Finance
                                       North America
                           Telecopy:   (972) 684-3679
                           Telephone:  (972) 684-2271

                                    and

                           Nortel Networks Inc.
                           PO Box 833858
                           Richardson, Texas 75083-3858
                           Mail Stop 04D/02/A40
                           Attention:  Kimberly Poe, Loan Administration
                           Telecopy:   (972) 684-3808
                           Telephone:  (972) 684-7687

                           with a copy to:

                           Jones, Day, Reavis & Pogue
                           901 Lakeside Avenue
                           Cleveland, Ohio  44114
                           Attention:  Christopher Kelly, Esq.
                           Telecopy:   (216) 579-0212
                           Telephone:  (216) 586-1238